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                                                                    EXHIBIT 23.6

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                        /s/ KPMG LLP

Dallas, Texas
March 19, 2001